                                                                 EXHIBIT 10.1(B)
                                                                       EXECUTION

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 19, 2002 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), CREDIT SUISSE FIRST BOSTON, as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent and collateral agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002 (the "FIRST AMENDMENT") and as further supplemented by that certain Acknowledgement dated as of March ___, 2002 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrowers desire to enter into certain Currency Agreements in connection with the sale of its products to foreign purchasers; and

         WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to
(i) secure any Currency Agreement entered into by any Borrower with any Lender or any Affiliate of any Lender; (ii) reduce availability under the Credit Agreement by an amount equal to a portion of the funds subject to such Currency Agreement to be agreed upon by such Lender and Company; and (iii) make certain other amendments as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "CURRENCY AGREEMENT LENDER" means any Revolving Lender that enters into or has an Affiliate that enters into a Currency Agreement with any Borrower.

         "CURRENCY AGREEMENT RESERVED AMOUNT" means for each Lender Currency Agreement, at any date of determination, an amount (expressed in Dollars) to be agreed upon in writing by Company and the Currency Agreement Lender that entered into (or whose Affiliate entered into) such Lender Currency Agreement; provided, however, that notwithstanding any agreement between the Company and any Currency Agreement Lender, no Currency Agreement Reserved Amount shall be established for any Lender Currency Agreement that would cause the Lender Currency Agreement Reserve to exceed $8,000,000.

         "LENDER CURRENCY AGREEMENT" means any Currency Agreement entered into between any Borrower and any Lender or any Affiliate of any Lender that Administrative Agent has written notice of from such Lender that attaches a copy of the written agreement of the Company and such Lender on the requested Currency Agreement Reserved Amount for such Lender Currency Agreement.

         "LENDER CURRENT AGREEMENT RESERVE" means an amount equal to the aggregate amount of all Currency Agreement Reserved Amounts.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Obligations", "Discretionary Overdraft Loan", "Discretionary Post-Default Overdraft Loan", "Excess Availability" and "Loan Documents" therefrom in their entirety and substituting the following therefore:

         "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Administrative Agent, Lenders or any of them (or any Affiliate of any Lender that is a party to a Lender Currency Agreement) under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

         "DISCRETIONARY OVERDRAFT LOAN" means any Discretionary Loan if (i) the making of such Discretionary Loan would cause the Total Utilization of Revolving Loan Commitments to exceed an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve Amount then in effect or (ii) at the time such Discretionary Loan is made the Total Utilization of Revolving Loan Commitments exceeds an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve Amount then in effect.

         "DISCRETIONARY POST-DEFAULT OVERDRAFT LOAN" means any Discretionary Post-Default Loan if (i) the making of such Discretionary Post-Default Loan would cause the Total Utilization of Revolving Loan Commitments to exceed an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve Amount then in effect or (ii) at the time such Discretionary Post-Default Loan is made the Total Utilization of Revolving Loans exceeds an amount equal to (x) the Borrowing Base then in effect minus
    (y) the Lender Currency Agreement Reserve Amount then in effect.

         "EXCESS AVAILABILITY" means the amount, as of any date of determination, by which (a) the lesser of (i) an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve Amount then in effect or (ii) the Revolving Loan Commitments exceeds
    (b) the Total Utilization of Revolving Loan Commitments, as determined by Administrative Agent.

         "LOAN DOCUMENTS" means this Agreement, the Notes, any Letter of Credit Guaranty, the Guaranties, any Lender Currency Agreement and the Collateral Documents.

         1.2      AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
                  LOANS

         A. Subsection 2.1A of the Credit Agreement is hereby amended by deleting the last paragraph of clause (i) of such subsection in its entirety and substituting therefore the following:

         "In addition, no Revolving Loans (other than Revolving Discretionary Loans) shall be made at any time if the Total Utilization of Revolving Loan Commitments at any time exceeds an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve Amount then in effect."

         B. Subsection 2.1A of the Credit Agreement is hereby further amended by deleting the second paragraph of clause (ii)(a) of such subsection in its entirety and substituting therefore the following:

         "Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation, that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the lesser of (i) the Revolving Loan Commitments then in effect and (ii) an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve then in effect (other than Discretionary Loans made in accordance with the following paragraph)."

         C. Subsection 2.1A of the Credit Agreement is hereby further amended by deleting clause (ii)(a)(2)(A) of such subsection in its entirety and substituting therefore the following:

         "(A) the Total Utilization of Revolving Loan Commitments exceeds an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve then in effect and/or"

         D. Subsection 2.1A of the Credit Agreement is hereby further amended by deleting the last proviso contained in clause (ii)(a)(2) of such subsection in its entirety and substituting therefore the following:

         "provided, further, that anything contained in this Agreement to the contrary notwithstanding, the making of any Swing Line Loans that constitute Discretionary Loans shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the lesser of (i) an amount equal to (x) the Maximum Discretionary Borrowing Base Amount then in effect minus (y) the Lender Currency Agreement Reserve then in effect and (ii) the Revolving Loan Commitments then in effect."

         E. Subsection 2.4A of the Credit Agreement is hereby amended by deleting clause (iii)(h)(2) of such subsection in its entirety and substituting therefore the following:

         "(2) if at any time (x) the Total Utilization of Revolving Loan Commitments minus the aggregate principal amount of outstanding Discretionary Loans and Revolving Discretionary Loans exceed (y) an amount equal to (i) the Borrowing Base then in effect minus (ii) the Lender Currency Agreement Reserve then in effect, Borrowers shall prepay first the Swing Line Loans (other than any Revolving Discretionary Loans) and second the Revolving Loans (other than any Revolving Discretionary Loans) in an amount equal to such excess."

         1.3      AMENDMENT TO SECTION 3: LETTERS OF CREDIT

         Subsection 3.1A of the Credit Agreement is hereby amended by deleting clause (ii) of such subsection in its entirety and substituting therefore the following:

         "(ii) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve then in effect;"

         1.4      AMENDMENT TO SECTION 4: CONDITIONS TO LOANS AND LETTERS OF
                  CREDIT

         A. Subsection 4.2B of the Credit Agreement is hereby amended by deleting clause (v) of such subsection in its entirety and substituting therefore the following:

         "(v) After giving effect to the Loans requested on the Funding Date, the Total Utilization of Revolving Loan Commitments will not exceed an amount equal to (x) the Borrowing Base then in effect minus (y) the Lender Currency Agreement Reserve then in effect; provided, however, that this clause shall not apply to the borrowing of any Swing Line Loan that is a Discretionary Overdraft Loan or any Revolving Loans that are Revolving Discretionary Overdraft Loans;"

         B. Subsection 4.2B of the Credit Agreement is hereby further amended by deleting clause (vi)(a) of such subsection if its entirety and substituting therefore the following:

         "(a) after giving effect to the Loans requested on the Funding Date, the Total Utilization of Revolving Loan Commitments will not exceed an amount equal to (x) the Maximum Discretionary Borrowing Base Amount then in effect minus (y) the Lender Currency Agreement Reserve then in effect;"

         SECTION 2.        BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by the First Amendment and this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

         C. NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and is the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 3.        ACKNOWLEDGEMENT AND CONSENT

         Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

         Holdings and each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

         SECTION 4.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


HOLDINGS:                          ARRIS GROUP, INC.



                                   By:
                                       ----------------------------------------
                                       Name:  Lawrence A. Margolis
                                       Title: Vice President, Chief Financial
                                              Officer & Secretary


COMPANY:                           ARRIS INTERNATIONAL, INC.



                                   By:
                                       ----------------------------------------
                                       Name:  Lawrence A. Margolis
                                       Title: Executive Vice President, Chief
                                              Financial Officer & Secretary


ARRIS:                             ARRIS INTERACTIVE L.L.C.



                                   By:
                                       ----------------------------------------
                                       Name:  Lawrence A. Margolis
                                       Title: Executive Vice President


SUBSIDIRIES OF COMPANY:            ANTEC ASSET MANAGEMENT COMPANY



                                   By:
                                       ----------------------------------------
                                       Name:  Lawrence A. Margolis
                                       Title: President


                                   ANTEC LICENSING COMPANY



                                   By:
                                       ----------------------------------------
                                       Name:  Lawrence A. Margolis
                                       Title: President

                                      TEXSCAN CORPORATION



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Chairman of the Board


                                       ELECTRONIC CONNECTOR
                                       CORPORATION OF ILLINOIS



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Vice President


                                       POWER GUARD, INC.



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Vice President


                                       ELECTRONIC SYSTEM PRODUCTS INC.



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Vice President


                                       KEPTEL, INC.



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Vice President

SUBSIDIARY GUARATORS,
for purposes of Section 3 only,        TEXSCAN DE MEXICO, S.A. DE C.V.



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Chairman


                                       KEPTEL DE MEXICO S.A. DE C.V.



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Chairman


                                       ANTEC INTERNATIONAL
                                       CORPORATION



                                       By:
                                           ------------------------------------
                                           Name:  Lawrence A. Margolis
                                           Title: Director

LENDERS:                               THE CIT GROUP/BUSINESS CREDIT,
                                       INC.,
                                       individually and as Administrative Agent and Collateral Agent



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Syndication Agent



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       AMERICAN NATIONAL BANK AND
                                       TRUST COMPANY OF CHICAGO



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       COMERICA BANK



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       CONGRESS FINANCIAL CORPORATION
                                       (SOUTHERN)



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       FLEET CAPITAL CORPORATION



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       GMAC COMMERCIAL CREDIT LLC



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       IBM CREDIT CORPORATION



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       PNC BANK, NATIONAL ASSOCIATION



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title: